SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

     ======================================================================


                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 23, 1998


                           TSUNAMI CAPITAL CORPORATION
                           ---------------------------
             (Exact name of Registrant as specified in its charter)


          Colorado                      33-8066-D              84-1031657
          --------                      ---------              ----------
(State or other jurisdiction of    (Commission File No.)    (I.R.S. Employer
incorporation or organization)                              Identification No.)


       5757 W. Century Boulevard, Suite 515, Los Angeles, California 90045
       -------------------------------------------------------------------
               (Address of Principal Executive Offices)          (Zip Code)


                                 (310) 337-9979
                                 --------------
                         (Registrant's telephone number,
                              including area code)


          11811 N. Tatum Boulevard, Suite 4040, Phoenix, Arizona 85028
          ------------------------------------------------------------
                    (Former name, former address and former
                   fiscal year, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         On March 17, 1998, the Board of Directors of Tsunami Capital Corporation (the "Registrant")approved the appointment of Stonefield Josephson, Inc. as the independent auditors for the Registrant and its wholly owned subsidiary, CL Thomson-Vision Expedition, Inc. (the "Subsidiary") and dismissed the firm of KPMG Peat Marwick LLP as the Subsidiary's independent accountants. On January 20, 1998, Evers & Company, Ltd. ("Evers") resigned as the independent accountant engaged to audit the financial statements of the Registrant. The firm of Evers served as the Registrant's independent accountant for the fiscal years ended October 31, 1996 and 1995 and KPMG Peat Marwick LLP served as the Subsidiary's independent accountant prior to the merger between the Registrant and the Subsidiary for calendar years ended December 31, 1996 and 1995. During the Registrant's two most recent fiscal years and the subsequent interim period, the Registrant did not consult with Stonefield Josephson, Inc. as to the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Registrant's financial statements or as to "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding Evers' resignation, there were (i) no disagreements with Evers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, (ii) no "reportable events ," and (iii) no reports on the financial statements that contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles.

         During the Subsidiary's two most recent calendar years and the subsequent interim period preceding the dismissal of KPMG Peat Marwick LLP, there were (i) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure,
(ii) no "reportable events", and (iii) no reports on the financial statements that contained an adverse opinion or a disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope or accounting principles, except for the independent auditors' report of KPMG Peat Marwick LLP dated September 30, 1997 made in connection with the audit of the Subsidiary for the year ended December 31, 1996, which was modified as to uncertainty of the Subsidiary as a result of recurring losses from operations and a net capital deficiency that raised substantial doubt about the Subsidiary's ability to continue as a going concern.

ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
              AND EXHIBITS

         c. Exhibits. The following exhibit is required pursuant to Item 601 of Regulation S-K:

              Exhibit No.   Description
              -----------   -----------

              1             Letter of Evers & Company, Ltd., dated May 8, 1998.
              2             Letter of KPMG Peat Marwick LLP, dated May 8, 1998.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                  DATED: May 8, 1998

                                      TSUNAMI CAPITAL CORPORATION


                                      By:  /s/ Dionisio Lee-Yang
                                          --------------------------------------
                                           Dionisio Lee-Yang, President



                                      By:  /s/ Gwo Jen Chin
                                          --------------------------------------
                                           Gwo Jen Chin, Chief Financial Officer

May 8, 1998



SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Dear Sir:

We have read and agree with the comments in Item 4 of Form 8-K dated May 8, 1998.



\s\ Evers & Company Ltd.
------------------------

EVERS & COMPANY, LTD.
                                    EXHIBIT 1

May 8, 1998



SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Ladies and Gentlemen:

WE were previously principal accountants for CL Thompson - Vision Expedition, Inc. a wholly owned subsidiary of Tsunami Capital Corporation ("Tsunami") and, under the date of September 30, 1997, we reported on the consolidated financial statements of CL Thompson - Vision Expedition, Inc. and subsidiaries as of and for the years ended December 31, 1996 and 1995 prior to its acquisition by Tsunami. ON March 17, 1998 our appointment as principal accountants of CL Thompson - Vision Expedition, Inc. was terminated. We have read Tsunami's statements included under Item 4 of its Form 8-KA dated May 8, 1998 related to KPMG Peat Marwick LLP, and we agree with such statements except that we are not in a position to agree or disagree with Tsunami's statement that KPMG's dismissal was approved by the Board of Directors or whether Tsunami consulted with Stonefield Josephson, Inc.

Very truly yours,



\s\ KPMG Peat Marwick LLP
-------------------------
KPMG PEAT MARWICK LLP
                                    EXHIBIT 2
                                        5